                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 17, 2002
                                                         ----------------




                             UNITED AUTO GROUP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)







              DELAWARE                                        1-12297                            22-3086739
              --------                                        -------                            ----------
(State or Other Jurisdiction of Incorporation)          (Commission File Number)          (IRS Employer Identification Number)


       13400 OUTER DRIVE WEST                                                                       48239
       ----------------------                                                                       -----
            DETROIT, MI                                                                       (Including Zip Code)
            -----------
  (Address of Principal Executive
              Offices)


                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated January 17, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

On January 17, 2002, United Auto Group, Inc. issued a press release announcing it will host a conference call discussing financial results for its fourth quarter and full-year 2001 on Tuesday, February 5, at 2:00 p.m. ET/1:00 p.m. CT/12:00 p.m. MT/11:00 a.m. PT. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     January 17, 2002         UNITED AUTO GROUP, INC.


                                    By: /s/ Robert H. Kurnick, Jr.
                                        ----------------------------------------
                                            ROBERT H. KURNICK, JR.
                                    Its:    EXECUTIVE VICE PRESIDENT

                                  EXHIBIT INDEX


     EXHIBIT                   DESCRIPTION OF EXHIBIT            SEQUENTIAL PAGE
     NUMBER                                                        NUMBER

   EXHIBIT 99.1                Press Release of United
                               Auto Group, Inc., dated
                               January 17, 2002